                                                                    EXHIBIT 25.1
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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                            BNY MIDWEST TRUST COMPANY
                 (formerly known as CTC Illinois Trust Company)
               (Exact name of trustee as specified in its charter)

Illinois                                                     36-3800435
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

2 North LaSalle Street
Suite 1020
Chicago, Illinois                                            60602
(Address of principal executive offices)                     (Zip code)

                           ---------------------------

                       American Axle & Manufacturing, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                    38-3138388
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                  American Axle & Manufacturing Holdings, Inc.
               (Exact name of obligor as specified in its charter)


Delaware                                                    36-3161171
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


One Dauch Drive
Detroit, Michigan                                           48211
(Address of principal executive offices)                    (Zip code)

                           ---------------------------

                           5.25% Senior Notes due 2014
                       (Title of the indenture securities)

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1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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             Name                                      Address
--------------------------------------------------------------------------------

  Office of Banks & Trust Companies of          500 E. Monroe Street
  the State of Illinois                         Springfield, Illinois 62701-1532

  Federal Reserve Bank of Chicago               230 S. LaSalle Street
                                                Chicago, Illinois 60603

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of Articles of Incorporation of BNY Midwest Trust Company (formerly CTC Illinois Trust Company, formerly Continental Trust Company) as now in effect. (Exhibit 1 to Form T-1 filed with the Registration Statement No. 333-47688.)

         2,3. A copy of the Certificate of Authority of the Trustee as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 2 to Form T-1 filed with the Registration Statement No. 333-47688.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with the Registration Statement No. 333-47688.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with the Registration Statement No. 333-47688.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


         Pursuant to the requirements of the Act, the Trustee, BNY Midwest Trust Company, a corporation organized and existing under the laws of the State of Illinois, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 18th day of March, 2004.


                                          BNY Midwest Trust Company


                                          By:           /S/ R. ELLWANGER
                                              -----------------------------
                                                Name:   R. ELLWANGER
                                                Title:  ASSISTANT VICE PRESIDENT

                        OFFICE OF BANKS AND REAL ESTATE
                      BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602

Including the institution's domestic and foreign subsidiaries completed as of the close of business on December 31, 2003, submitted in response to the call of the Office of Banks and Real Estate of the State of Illinois.

                             ASSETS                                   THOUSANDS OF DOLLARS
                             ------                                   --------------------
                                                                             (000)
1.  Cash and Due from Depository Institutions..................             40,626
2.  U.S. Treasury Securities...................................              - 0 -
3.  Obligations of States and Political Subdivisions...........              - 0 -
4.  Other Bonds, Notes and Debentures..........................              - 0 -
5.  Corporate Stock............................................              - 0 -
6.  Trust Company Premises, Furniture, Fixtures and Other                      741
    Assets Representing Trust Company Premises.................
7.  Accounts Receivable........................................              5,938
8.  Goodwill...................................................             86,813
9.  Intangibles ...............................................                -0-
10. Other Assets ..............................................                 59
    (Itemize amounts greater than 15% of Line 10)

            Deferred Expenses................................45

            Accrued Interest Receivable -- Intercompany .....14
11. TOTAL ASSETS...............................................            134,177



                                                                     Psge 1 of 3

                         OFFICE OF BANKS AND REAL ESTATE
                       BUREAU OF BANKS AND TRUST COMPANIES

                        CONSOLIDATED REPORT OF CONDITION
                                       OF

                            BNY MIDWEST TRUST COMPANY
                             2 NORTH LASALLE STREET
                                   SUITE 1020
                             CHICAGO, ILLINOIS 60602


                              LIABILITIES                           THOUSANDS OF DOLLARS
                              -----------                           --------------------
12. Accounts Payable...............................................          - 0 -
13. Taxes Payable..................................................          2,810
14. Other Liabilities for Borrowed Money...........................         25,425
15. Other Liabilities..............................................
    (Itemize amounts greater than 15% of Line 14)                           10,332

            Reserve for Taxes..........................8,770

16. TOTAL LIABILITIES
                                                                            38,567
                             EQUITY CAPITAL
                             --------------

17. Preferred Stock................................................          - 0 -
18. Common Stock...................................................          2,000
19. Surplus........................................................         67,130
20. Reserve for Operating Expenses.................................          - 0 -
21. Retained Earnings (Loss).......................................         26,480
22. TOTAL EQUITY CAPITAL...........................................         95,610
23. TOTAL LIABILITIES AND EQUITY CAPITAL...........................        134,177





                                                                     Psge 2 of 3

I,      Robert L. DePaola, Vice President
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              (Name and Title of Officer Authorized to Sign Report)

of BNY Midwest Trust Company certify that the information contained in this statement is accurate to the best of my knowledge and belief. I understand that submission of false information with the intention to deceive the Commissioner or his Administrative officers is a felony.

                              /s/ Robert L. DePaola
               ---------------------------------------------------
                (Signature of Officer Authorized to Sign Report)

Sworn to and subscribed before me this 23rd day of January , 2004. My Commission expires May 15, 2007.

                                          /s/ Joseph A. Giacobino, Notary Public
                                         -------------------------

(Notary Seal)



Person to whom Supervisory Staff should direct questions concerning this report.


Emmie Chan                                         Assistant Treasurer
--------------------------------------   ---------------------------------------
Name                                                      Title

(212) 437-5639
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Telephone Number (Extension)

eychan@bankofny.com
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E-mail


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